Corporate Presentation

2 MedAvail Holdings, Inc. (“MedAvail”) cautions you that the statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by use of the words such as “anticipate,” “believe,” “expand,” “expect,” “grow,” “intend,” “opportunity,” “plan,” “potential,” “project”, “target” and “will” among others. These forward-looking statements are based on MedAvail’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of the ability to project future cash utilization and resources need for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned product development activities, the ability to execute on commercial objectives, regulatory developments and the timing and ability of MedAvail to raise additional capital to fund operations, and other factors, including, but not limited to, those factors discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K filed on March 29, 2022 and on our Quarterly Report Form 10-Q filed on August 12, 2022. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. We undertake no obligation to update any of these forward-looking statements for any reason, even if new information becomes available in the future, except as may be required by law. The extent to which the impact of the COVID-19 pandemic, the ongoing military action launched by Russian forces in Ukraine, or the impact of other global economic conditions, including any economic effects stemming from adverse geopolitical events, an economic downturn and changes to inflation or interest rates has on MedAvail’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable and how quickly and to what extent normal economic and operating conditions are affected or impacted. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. MedAvail undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Safe Harbor Statements

3

Pharmacy and Technology Businesses Powered by the MedCenter

TECHNOLOGY

Solution for pharmacy providers

Selling MedCenter and Software Licenses

- Helps address labor market challenges
- Economically expands pharmacy hours
- Establishes pharmacy self-checkout



Pharmacy
SpotRx
Pharmacy
Get your prescriptions filled here
Pharmacy

SPOTRX

Solution for Value-Based Medicare Providers

Embedding Pharmacy Services in Clinics

- Helps address patient adherence
- Quicker, more ready access to pharmacy
- Direct provider access to pharmacy

Automated Will Call Bin – Refills

Telepharmacy & Telehealth

Remote Dispensing – New Prescriptions

- Improves patient access and satisfaction
- Enhances provider satisfaction
- Increases medication adherence
- Augments reimbursement for value-based care providers

MedAvail

5 Meeting the Needs of Medicare Patients and Clinic Providers Significant VALUE # of 90 DAY Rxs/YEAR GROSS PROFIT/RX Medicare Commercial Medicaid 0 10 15 20 25 305 VALUABLE LOW VALUE HIGHLY VALUABLE MODERATE VALUE On multiple medications (5 = avg) Source: Kaiser Family Foundation; LEK Insights Large, Growing MARKET 2015 2019 2025 54M 65M 76M Medicare Enrollment All Other Medicare Medicare Advantage Concentrated VALUE Patients Revenue Gross Profit 10% of patients drive 60% retail pharmacy industry gross margins Low Value Moderate Value Valuable Highly Valuable 10% 60%

6

Initial Target Markets – Estimated $16.5B[1] of Annual Prescription Revenue


Live 2020
CALIFORNIA
$4.5B
Live 2019
ARIZONA
$0.6B
Targeting
ILLINOIS
$2.2B
Targeting
TEXAS
$3.6B
Live 2020
MICHIGAN
$2.0B
Live 2021
FLORIDA
$3.7B


Market Penetration in Current 4 States of Operation, ~13%[3]
~700 Clinics with Current Partners in 4 States of Operation
Equates to ~$500M Market Opportunity[2]

Increasing Medicare population and prescription utilization

Growing with expanding clinic partners while propelling new partnerships

Meeting rising demand with proven model and scalable infrastructure for key markets

[1] *Internal estimates based on 2017 CMS Medicare Provider Utilization and Payment Data: Part D Prescriber*
[2] *Internal estimates based on clinic qualification model and projected patient adoption rate*
[3] *The ~13% is calculated as 91 dispensing MedCenters as of 6/30/22 divided by the ~700 clinics referenced*

MedAvail

7

Medication Adherence Impact on Star Rating & Reimbursement

EMBEDDED PHARMACY OPPORTUNITY

Potential for Improved Outcomes

- **3.4x better adherence** at employer-sponsored sites with Embedded Pharmacy(Aguilar et al, 2015)
- Higher medication adherence resulted in cost **savings of $58 per member per month** (Wright &Gorman 2016)

Improved Reimbursement/ Less Risk for Providers and Plans[3]

- Medicare **directly ties physician reimbursement** to medication adherence: 4- & 5-star MA plans receive pay for **performance bonuses of ~$500/member/year**
- Improving from a 3- to a 4-Star Rating can **increase annual health plan revenues by 13.4 % to 17.6%**

SpotRx PDC Scores[4]



Diabetes
92.5%
85.0%
Cholesterol
93.2%
87.0%
Hypertension
93.0%
88.0%
PDC Score
5-Star Goal

*Based on EQUiPP July 2022 Reporting for SpotRx

Large, vertically-integrated players embracing embedded pharmacy

Cigna — Embedded physical pharmacies

Humana. — Retail pharmacies in medical office buildings

OPTUM Acquires genoa healthcare — Behavioral health retail pharmacy

Walgreens Boots Alliance Acquires SHIELDS — Health systems integrating pharmacies

Source: L.E.K. interviews and analysis.
1 Based on CMS; direct includes medication adherence for cholesterol, hypertension, and diabetes medications
2 Based on CVS Caremark study annual health care savings per member
3 Source: https://www.ajmc.com/contributor/jason-rose/2019/08/medication-adherence-the-lever-to-improve-medicare-advantage-star-ratings
4 PDC is calculated based on the number of days supply a drug is dispensed for, divided by the number of days the prescription is in the patient's possession. For example, a 90-day supply of a drug refilled after 100 days (90 ÷ 100) yields a PDC Score of 85% (Proportion of Days Covered)

MedAvail

8 First Fills Facilitated by Increasing MedCenter Utilization 11.1% 17.2% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% M ed C en te r / D TC U til iz at io n % 17.1%12.9% 33% INCREASE in MedCenter Utilization Utilization of the MedCenter increased from 12.9% from August ‘21 to January ‘22 to 17.1% for the 6 months ending July ‘22

9Broadening Footprint with Strong Partnerships ARIZONA CALIFORNIA MICHIGAN FLORIDA 21 3 4 Simple to embed integrated pharmacy solution Delivering high patient & provider satisfaction Driving improved patient outcomes: adherence Leading to better clinic reimbursement

10Expanding with Strategic Partners into New Clinics and Markets ▶ 3 initial sites in FL in Nov 2021 ▶ Expanded to 21 sites today in FL today ▶ 5 more identified in FL1 2.5 2.5 2.5 2.5 ▶ 3 initial sites in FL in Oct 2021 ▶ Expanded to 11 sites in FL & CA today ▶ 10+ more identified1 ▶ 2 initial sites in MI in Dec. 2020 ▶ Expanded to 9 sites today ▶ 10 more identified in MI & AZ1 Enterprise Value-Based Partner 1 Identified signifies contracted or deployed.

11 Deployment Momentum Drives Strong Revenue Growth Net Cumulative Deployments1 Dispensing YoY Revenue Growth2 $3.8 $9.3 FY19 FY20 FY21 Total Consolidated Net Revenue QoQ Revenue Growth $5.8 $7.3 $9.1 $11.2 Q3 2021 Q4 2021 Q1 2022 Q2 2022 +25% $22.1 Consolidated Net Revenue +145% +26%+138% FY 2020 FY 2021 Q2 2022 98 81 46 91 7 Deployments not Dispensing 13 68 8 38 +23% • 2022 full year total revenue to be at least $42M • Net New Dispensing Units: 30-353 FY 2022 Outlook 1 Net cumulative deployments excludes decommissioned clinics, pilot and demo sites. 2 Net revenue in 2020 excludes a non-recurring benefit recognized in conjunction with a commercial agreement from 2018. 3Net Dispensing Units are defined as sites that are live, meaning that such sites have payer network acceptance, pharmacy board approvals and trained clinical staff or clinical account managers.

12 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 Year 1 Year 2 Year 3 Notes 1. Sites included have been dispensing for continuous 18 months or longer, total sites as of 12/31/21 is 13. 2. Revenue ramp rates based on historical actuals for at least 18 months. Sites with less than three years of actuals, used most recent two-month average straight-lined for remaining months. ($ in millions) 75th Percentile Median KEY DRIVERS IMPACTING REVENUE RAMP Timing • New or existing clinic • New or existing market Volume Drivers • Clinic staffing • Patient penetration rates Average Sales Price Drivers • Payer mix • Prescription type (days supply, brand, generic, specialty) Historical Site Revenue Ramp

13 Key Targeted Milestones • Planned 50% growth in dispensing MedCenters to over 100 in existing markets • Planned 20% reduction in quarterly cash burn by: • Gross margin improvement • Greater hub pharmacy utilization as clinics onboard and mature • Optimization of clinic and pharmacy labor • G&A leverage - existing team able to support increase in scale • Targeting mid-teens1 long-term gross margin • Technology business segment building a pipeline for 20232, leveraging EPIC integration 1 Target based on industry average (Drug Channels Institute, Adam Fine, 2021) 2 Based on Second Quarter Earnings Call commentary on August 11, 2022

14

Complementary Deployment Models Drive Expansion

Pharmacy Revenue

- Full-service retail pharmacy platform where a centralized pharmacy supports and operates a network of MedCenters
- Revenue from prescription & OTC product dispensing out of MedCenter and delivered to patients' homes
- Segment focuses on the Medicare market (65+ year old) and at-risk providers

CanoHealth, CareMore Health, Oak St. Health, IMA Medical Group, OPTUM Care, AdventHealth

Segmented LTM Revenue[1]

(USD in thousands)



$31,781
$1,589

Technology Revenue

- MedCenter kiosk and software & maintenance for customers that operate their own pharmacies
- Revenues comprise of initial lump sum payments upon integration and monthly payments for software & maintenance
- Customer branded and customized patient workflow utilizing integration with customer pharmacy management system

HCA Healthcare, Sam's Club, Texas Health Resources, UFHealth University of Florida Health

[1] *For the twelve months ended June 30, 2022*

MedAvail

15 Investment Highlights Proprietary technology platform enables on-site pharmacy integral to medication adherence Highly scalable hub & spoke model enables margin expansion & operating leverage Large $16B TAM in current states of operation with ~$500M from ~700 clinics existing SpotRx partners Near-term technology market expansion opportunities with pharmacy management integrations

16 Appendix

17 Supplemental Financial Information AT-RISK CLINICS PROVIDERS Consolidated Statement of Operations (Unaudited) (In thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Revenue: Pharmacy and hardware revenue 3,781$ 4,725$ 5,659$ 6,954$ 9,014$ 10,930$ Service revenue 246 305 133 326 100 254 Total revenue 4,027 5,030 5,792 7,280 9,114 11,184 Cost of products sold and services: Pharmacy and hardware cost of sales 3,526 4,679 5,539 7,562 8,563 10,151 Service cost of sales 181 178 67 80 50 115 Total cost of products sold and services 3,707 4,857 5,606 7,642 8,613 10,266 Operating Expense: (1) Pharmacy operations 2,593 3,085 3,750 4,068 3,929 3,648 General and administrative 5,676 5,737 5,334 5,544 6,535 6,100 Selling and marketing 1,534 1,613 1,909 2,148 2,313 2,307 Research and development 168 201 232 248 493 281 Merger expenses - - - - - - Total operating expense 9,971 10,636 11,225 12,008 13,270 12,336 Operating loss (9,651) (10,463) (11,039) (12,370) (12,769) (11,418) Other gain (loss), net 161 38 7 - - - Interest income 40 27 7 5 1 - Interest expense (2) (66) (260) (261) (254) (276) Loss before income taxes (9,452) (10,464) (11,285) (12,626) (13,022) (11,694) Income tax expense - - (2) - - (24) Net loss (9,452)$ (10,464)$ (11,273)$ (12,626)$ (13,022)$ (11,718)$ (1) Certain operating expense activity was reclassified to be consistnet with the presentation in Q4 2021. See comparative table that follows.

18 Supplemental Financial Information AT-RISK CLINICS Operating Expense Reclassifications (Unaudited) (In thousands) Current Presentation As Previously Reported Change Pharmacy operations 2,593$ 1,911$ 682$ General and administrative 5,676 6,515 (839) Selling and marketing 1,534 1,377 157 Research and development 168 168 - 9,971$ 9,971$ -$ (In thousands) Current Presentation As Previously Reported Change Pharmacy operations 3,085$ 2,292$ 793$ General and administrative 5,737 6,646 (909) Selling and marketing 1,613 1,497 116 Research and development 201 201 - 10,636$ 10,636$ -$ (In thousands) Current Presentation As Previously Reported Change Pharmacy operations 3,750$ 2,395$ 1,355$ General and administrative 5,320 6,805 (1,485) Selling and marketing 1,909 1,779 130 Research and development 232 232 - 11,211$ 11,211$ -$ Q3 2021 Q1 2021 Q2 2021

19 Supplemental Financial Information AT-RISK CLINICS PROVIDERS Revenue and Cost of Products Sold and Services (Unaudited) (In thousands) Retail Pharmacy Services Pharmacy Technology Total Retail Pharmacy Services Pharmacy Technology Total Retail Pharmacy Services Pharmacy Technology Total Retail Pharmacy Services Pharmacy Technology Total Revenue: Pharmacy and hardware revenue: Retail pharmacy revenue 3,418$ -$ 3,418$ 4,494$ -$ 4,494$ 5,445$ -$ 5,445$ 6,846$ -$ 6,846$ Hardware (1) - 241 241 - 123 123 - 106 106 - - - Subscription - 122 122 - 108 108 - 108 108 - 108 108 Total pharmacy and hardware revenue 3,418 363 3,781 4,494 231 4,725 5,445 214 5,659 6,846 108 6,954 Service revenue: Software integration (1) - - - - - - - - - - - - Software - 33 33 - 41 41 - 51 51 - 134 134 Maintenance and support - 31 31 - 40 40 - 44 44 - 47 47 Installation - 16 16 - 12 12 - 11 11 - - - Professional services and other - 166 166 - 212 212 - 27 27 - 145 145 Total service revenue - 246 246 - 305 305 - 133 133 - 326 326 Total revenue 3,418 609 4,027 4,494 536 5,030 5,445 347 5,792 6,846 434 7,280 Cost of products sold and services 3,329 378 3,707 4,435 422 4,857 5,366 240 5,606 6,901 741 7,642 Segment gross profit (loss) 89$ 231$ 320$ 59$ 114$ 173$ 79$ 107$ 186$ (55)$ (307)$ (362)$ Q1 2021 Q2 2021 Q3 2021 Q4 2021

20 Supplemental Financial Information AT-RISK CLINICS Revenue and Cost of Products Sold and Services (Unaudited) (In thousands) Retail Pharmacy Services Pharmacy Technology Total Retail Pharmacy Services Pharmacy Technology Total Revenue: Pharmacy and hardware Revenue: Retail pharmacy revenue 8,849$ -$ 8,849$ 10,641$ -$ 10,641$ Hardware - 56 56 - 180 180 Subscription - 109 109 - 109 109 Total pharmacy and hardware revenue 8,849 165 9,014 10,641 289 10,930 Service revenue: Software integration - - - - - - Software - 48 48 - 86 86 Maintenance and support - 32 32 - 47 47 Installation - 6 6 - 71 71 Professional services and other - 14 14 - 50 50 Total service revenue - 100 100 - 254 254 Total revenue 8,849 265 9,114 10,641 543 11,184 Cost of products sold and services 8,482 131 8,613 9,930 336 10,266 Segment gross profit (loss) 367$ 134$ 501$ 711$ 207$ 918$ Q1 2022 Q2 2022

21 Supplemental Financial Information AT-RISK CLINICS Adjusted EBITDA – Non-GAAP Reconciliation (Unaudited) (In thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net loss (9,452)$ (10,464)$ (11,273)$ (12,626)$ (13,022)$ (11,718)$ Adjustments to calculate EBITDA: Interest expense, net (38) 39 253 256 253 276 Income tax expense - - 2 - - 24 Depreciation and amortization 340 392 526 569 432 485 EBITDA (9,150) (10,033) (10,492) (11,801) (12,337) (10,933) Adjustments as follows: Share-based compensation expense 260 323 365 257 564 612 Inventory adjustment - - - 626 - - Adjusted EBITDA (8,890)$ (9,710)$ (10,127)$ (10,918)$ (11,773)$ (10,321)$

22 Supplemental Financial Information Non-GAAP Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: EBITDA, and Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We define Adjusted EBITDA for a particular period as net (loss) income before interest, taxes, depreciation and amortization, share-based compensation expense, and non-recurring inventory impairment charges. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our recurring core business operating results, like one-time transaction costs related to the reverse merger. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business. There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.